Exhibit 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER OF

TG THERAPEUTICS, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with Amendment No. 1 to the quarterly report of TG Therapeutics, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Michael S. Weiss, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2012	/s/ Michael S. Weiss
Michael S. Weiss
Executive Chairman, Interim Chief Executive Officer and President
Principal Executive Officer